SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 12 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported):  November 10, 1996

                                PHH Corporation
               (Exact Name of Registrant as Specified in Charter)


   Maryland                   1-7797                 52-0551284
(State or Other Juris-        (Commission File       (IRS Employer
diction of Incorporation)     Number)              Identification No.)



11333 McCormick Road, Hunt Valley, MD                    21031
(Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code: (414) 771-3600

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     (Former Name or Former Address, if Changed Since Last Report)




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Item 5.  Other Events.

         On November 10, 1996, PHH Corporation, a Maryland corporation (the "Company"), entered into an Agreement and Plan of Merger (the "Merger Agreement"), by and among the Company, HFS Incorporated, a Delaware corporation ("HFS") and Mercury Acq. Corp., a Maryland corporation ("Mercury"), a wholly-owned subsidiary of HFS.

         Following the satisfaction of the conditions to the consummation of the Merger (as hereinafter defined), Mercury will be merged with and into the Company (the "Merger") with the Company to continue as the surviving corporation and a subsidiary of HFS. In the Merger, each share of the Company's common stock, without par value ("Company Common Stock"), other than shares of Company Common Stock cancelled pursuant to the Merger Agreement, will be converted into the right to receive shares of HFS's common stock, par value $.01 per share ("HFS Common Stock"), as determined in the Merger Agreement. The Merger is conditioned, among other things, upon the approval of the holders of at least two-thirds (2/3rds) of the outstanding shares of Company Common Stock entitled to vote thereon, the approval by the stockholders of HFS of the issuance of the HFS Common Stock in the Merger by the requisite vote under applicable law and under applicable regulations of the New York Stock Exchange, and upon the expiration of certain regulatory waiting periods. The Company does not expect the Merger to be completed prior to January 31, 1997.

         In connection with the Merger Agreement, on November 13, 1996, the Company and First Chicago Trust Company of New York, as Rights Agent (the "Rights Agent"), entered into an amendment (the "Rights Amendment") to the Rights Agreement, dated as of March 15, 1996, by and between the Company and the Rights Agent (the "Rights Agreement"), having the effect of exempting the events and transactions contemplated by the Merger Agreement from the Rights Agreement.

         The Merger Agreement and the Rights Amendment are attached hereto as Exhibits 1 and 2, respectively, and are incorporated herein by reference. The foregoing descriptions of the Merger Agreement and the Rights Amendment are qualified in their entirety by reference to such documents.

         Additional information with respect to the transaction is included in the press release issued November 11, 1996 attached hereto as Exhibit 99.



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Item 7.  Financial Statements, Pro Forma Financial Information
         and Exhibits.

(a)                                 Not Applicable.

(b)                                 Not Applicable.

(c)  Exhibit No.                    Description

         (2) Agreement and Plan of Merger, dated as of November 10, 1996, by and among PHH Corporation, Mercury Acq. Corp. and HFS Incorporated.

        (10) First Amendment to the Rights Agreement, dated as of November 13, 1996, between the Company and First Chicago Trust Company of New York, as Rights Agent.

         (99) PHH Corporation and HFS Incorporated Press Release, dated November 11, 1996.



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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            PHH CORPORATION

                                                /s/ Samuel H. Wright
Date:  November 14, 1996                    By:_____________________________
                                                Name:  Samuel H. Wright
                                                Title: Vice President



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                                PHH CORPORATION

                  EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K

                                    Exhibit

         (2) Agreement and Plan of Merger, dated as of November 10, 1996, by and among PHH
                      Corporation, Mercury Acq. Corp. and HFS
                      Incorporated.

        (10) First Amendment to the Rights Agreement, dated as of November 13, 1996, between the Company and First Chicago Trust Company of New York, as Rights Agent.

         (99)         PHH Corporation and HFS Incorporated Press
                      Release, dated November 11, 1996.



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